Inventories	12 Months Ended
Dec. 31, 2025
Subclassifications of assets, liabilities and equities [abstract]
Inventories

14.	Inventories

	At December 31,
(€ million)	2025	2024
Finished goods and goods for resale	12,161	11,242
Work-in-progress, raw materials and manufacturing supplies	9,992	9,619
Total Inventories	22,153	20,861
The increase in total inventories as of December 31, 2025 compared to December 31, 2024 is mostly driven by an increase in new vehicles stock and higher manufacturing supplies, reflecting an increase in activity.
The amount of inventory write-downs recognized primarily within Cost of revenues during the years ended
December 31, 2025, 2024 and 2023 was €1,481 million, €910 million and €505 million, respectively. These mainly relate to finished goods, goods for resale and work-in-progress goods. In 2025, we incurred write-downs of work-in-progress and raw materials as a result of program cancellations.